Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
ACN Group IPA of New York, Inc.	NY	ACN Group, Inc.
ACN Group of California, Inc.	CA	ACN Group, Inc.	OptumHealth Physical Health of California
ACN Group, Inc.	MN	United HealthCare Services, Inc.	OptumHealth Care Solutions
Administration Resources Corporation	MN	OptumHealth Financial Services, Inc.	OptumHealth Financial Services
AIM Healthcare Services, Inc.	TN	Ingenix, Inc.	Healthcare Data Solutions Overpayment Recovery Services
All Savers Insurance Company	IN	Golden Rule Financial Corporation
All Savers Life Insurance Company of California	CA	Golden Rule Financial Corporation
American Medical Security Life Insurance Company	WI	Golden Rule Financial Corporation	UnitedHealthOne
AmeriChoice Corporation	DE	UnitedHealth Group Incorporated
AmeriChoice Health Services, Inc.	DE	AmeriChoice Corporation
AmeriChoice of Connecticut, Inc.	CT	AmeriChoice Corporation
AmeriChoice of Georgia, Inc.	GA	AmeriChoice Corporation
AmeriChoice of New Jersey, Inc.	NJ	AmeriChoice Corporation
AmeriChoice of Pennsylvania, Inc.	PA	AmeriChoice Corporation
Aperture Credentialing, Inc.	DE	Ingenix, Inc.
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare of Arizona, Inc.
Arnett Health Plans, Inc.	IN	UnitedHealthcare, Inc.	Arnett Managed HealthPlans
Arnett HMO, Inc.	IN	Arnett Health Plans, Inc.
Behavioral Health Administrators	CA	United Behavioral Health	Behavioral Health Administrators, Inc.
Behavioral Healthcare Options, Inc.	NV	Sierra Health Services, Inc.
BP Inc.	DE	United HealthCare Services, Inc.

BP Services

BP Services, Inc.

BP Services of Minnesota

BP Insurance Services, Inc.

BP of Minnesota Insurance Services

BPI, Inc.

BPI Services

BPI Services, Inc.

BP Inc. of Delaware

BP Insurance Services

CanReg (Europe) Limited	Ireland	CanReg Inc.
CanReg Inc.	Canada	i3 Canada, Inc.	i3 CanReg
CareMedic Holdings, Inc.	DE	Ingenix, Inc.
CareMedic Systems, Inc.	DE	CareMedic Holdings, Inc.
CareTracker Technologies, Inc.	MA	RSB Holdings, Inc.
CII Financial, Inc.	CA	Sierra Health Services, Inc.
Citipsych Management Solutions Pty. Ltd.	Australia	PPC Worldwide Unit Trust
ClinPharm International Limited	UK	Ingenix Pharmaceutical Services, Inc.
Commonwealth Administrators, LLC	KY	UMR, Inc.
Conflict Management Solutions Pty. Ltd.	Australia	PPC Worldwide Unit Trust
Corporate Support Ltd.	UK	Personal Performance Consultants UK Limited
DBP Services of New York IPA, Inc.	NY	Dental Benefit Providers, Inc.
DCG Resource Options, LLC	ME	National Benefit Resources, Inc.	Workup, LLC
Definity Health Corporation	DE	United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.	CA	Dental Benefit Providers, Inc.
Dental Benefit Providers of Illinois, Inc.	IL	Dental Benefit Providers, Inc.
Dental Benefit Providers, Inc.	DE	United HealthCare Services, Inc.	DBP Services DBP Services Inc.
Disability Consulting Group, LLC	ME	National Benefit Resources, Inc.
Distance Learning Network, Inc.	DE	National Benefit Resources, Inc.	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC	UnitedHealthcare Insurance Company
EC Investigaciones del Sur Sociedad Anónima	Costa Rica	Ingenix International (Netherlands) B.V.
Electronic Network Systems, Inc.	DE	Ingenix, Inc.
Envision Care Alliance Inc.	IL	OptumHealth, Inc.
Evercare Collaborative Solutions, Inc.	DE	Ovations, Inc.

Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Evercare Hospice, Inc.	DE	Ovations, Inc.

Evercare Hospice

Evercare Hospice and Palliative Care

Evercare Hospice and Palliative Care of Colorado Springs

Evercare Hospice and Palliative Care of Denver

Evercare Palliative Care

Evercare Palliative Services

Evercare Palliative Services of Atlanta

Evercare Palliative Services of Cincinnati

Evercare Palliative Services of Colorado Springs

Evercare Palliative Services of Cleveland

Evercare Palliative Services Denver

Evercare Palliative Services of Dover

Evercare Palliative Services of Eugene

Evercare Palliative Services of Houston

Evercare Palliative Services of Phoenix

Evercare Palliative Services of Portland

Evercare Palliative Services of Salem

Evercare Palliative Services of Tucson

Evercare Palliative Services of Vienna

Evercare of Arizona, Inc.	AZ	Ovations, Inc.
Evercare of New Mexico, Inc.	NM	UnitedHealthcare Insurance Company
Evercare of Texas, L.L.C.	TX	Ovations, Inc.	United Healthcare - Texas
Family Health Care Services	NV	Sierra Health Services, Inc.
Family Home Hospice, Inc.	NV	Sierra Health Services, Inc.	COU, Inc.
FHP Reinsurance Limited	Bermuda	PacifiCare Health Plan Administrators, Inc.
Focus EAP Ltd.	UK	Personal Performance Consultants UK Limited
FOHP, Inc.	NJ	Oxford Health Plans LLC
Global Works Systems, Inc.	CA	Ingenix, Inc.
Golden Rule Financial Corporation	DE	UnitedHealth Group Incorporated
Golden Rule Insurance Company	IN	Golden Rule Financial Corporation	UnitedHealthOne
Great Lakes Health Plan, Inc.	MI	AmeriChoice Corporation
H & W Indemnity, Ltd.	Caymans	UnitedHealth Group Incorporated
Harrington Health Services, Inc.	DE	United HealthCare Services, Inc.	Fiserv Health - Harrington Fiserv Health - Kansas
Health Net Insurance of New York, Inc.	NY	Oxford Health Plans LLC
Health Net of Connecticut, Inc.	CT	Oxford Health Plans LLC
Health Net of New Jersey, Inc.	NJ	FOHP, Inc.
Health Net of New York, Inc.	NY	Oxford Health Plans LLC
Health Net Services (Bermuda) ltd.	Bermuda	Oxford Health Plans LLC
Health Plan of Nevada, Inc.	NV	Sierra Health Services, Inc.
HealthAllies, Inc.	DE	OptumHealth, Inc.	OptumHealth Allies UnitedHealth Allies
Healthia Consulting, Inc.	MN	Ingenix, Inc.
Healthia Exchange, LLC	MN	Healthia Consulting, Inc.
HomeCall Pharmaceutical Services, Inc.	MD	Mid Atlantic Medical Services, LLC
Hygeia Corporation	DE	UnitedHealth International, Inc.
Hygeia Corporation (Ontario)	Ontario	Hygeia Corporation
i Tres Latin America Costa Rica S.A.	Costa Rica	Ingenix International (Netherlands) B.V.
i3 Asia Pacific (Singapore) Pte. Ltd.	Singapore	Ingenix Pharmaceutical Services, Inc.
i3 Bulgaria EOOD	Bulgaria	Ingenix International (Netherlands) B.V.
i3 Canada, Inc.	Canada	Ingenix Pharmaceutical Services, Inc.	i3 Innovus i3 Pharma Resourcing i3 Renouvellement de personnel pharmaceutique i3 Research i3 Statprobe Ingenix Pharmaceutical Services
i3 Ingenix (Belgium)	Belgium	Ingenix International (Netherlands) B.V.
i3 Japan LLC	Japan	Ingenix Pharmaceutical Services, Inc.
i3 Korea LLC	Republic of Korea	Ingenix Pharmaceutical Services, Inc.
i3 Latin America Argentina S.A.	Argentina	Ingenix International (Netherlands) B.V.
i3 Latin America Brasil Serviços de Pesquisa Clínica Ltda.	Brazil	Ingenix International (Netherlands) B.V.
i3 Latin America Chile S.A.	Chile	Ingenix International (Netherlands) B.V.
i3 Latin America Perú S.A.	Peru	Ingenix International (Netherlands) B.V.
i3 Latin América Uruguay S.R.L.	Uruguay	Ingenix International (Netherlands) B.V.
i3 LLC	Russia	Ingenix International (Netherlands) B.V.
i3 Poland sp. z.o.o.	Poland	Ingenix Pharmaceutical Services, Inc.
i3 Research d.o.o. Beograd	Serbia	Ingenix International (Netherlands) B.V.
i3 Research India Private Limited	India	Ingenix Pharmaceutical Services, Inc.
i3 Research Limited	UK	Ingenix, Inc.
i3 Switzerland SARL	Switzerland	Ingenix International (Netherlands) B.V.

Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
IBA Health and Life Assurance Company	MI	UnitedHealthcare, Inc.
Indrad Services Pty. Ltd.	Australia	PPC Worldwide Unit Trust
Indrad Unit Trust	Australia	PPC Worldwide Unit Trust
Information Network Corporation	AZ	AmeriChoice Corporation
Ingenix Canada Partnership	Ontario	Ingenix Pharmaceutical Services, Inc.
Ingenix Holdings, LLC	DE	RIO Holdings, Inc.
Ingenix International (Czech Republic), s.r.o.	Czech	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Finland) Oy	Finland	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix International (Hong Kong) Limited	Hong Kong	Ingenix Pharmaceutical Services, Inc.
Ingenix International (Italy) S.r.l.	Italy	Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Netherlands) B.V.	Netherlands	Ingenix Pharmaceutical Services, Inc.	i3 Drug Safety i3 Innovus i3 Pharma Resource i3 Research
Ingenix International Hungary Ltd.	Hungary	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix MergerCo, Inc.	DE	Ingenix Holdings, LLC
Ingenix Pharmaceutical Services (Australia) Pty Limited	Australia	Ingenix Pharmaceutical Services (UK) Limited	i3 Innovus i3 Pharma Resourcing i3 Research
Ingenix Pharmaceutical Services (Deutschland) GmbH	Germany	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (Spain) S.L.	Spain	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services (Sweden) AB	Sweden	Ingenix Pharmaceutical Services, Inc.	i3 Research
Ingenix Pharmaceutical Services (UK) Limited	UK	ClinPharm International Limited
Ingenix Pharmaceutical Services d.o.o.	Croatia	Ingenix International (Netherlands) B.V.
Ingenix Pharmaceutical Services de Argentina S.R.L.	Argentina	Ingenix International (Netherlands) B.V.	i3 Research
Ingenix Pharmaceutical Services Mexico S.A. de C.V.	Mexico	Ingenix International (Netherlands) B.V.
Ingenix Pharmaceutical Services SARL	France	Ingenix Pharmaceutical Services (UK) Limited	i3 Research
Ingenix Pharmaceutical Services, Inc.	DE	Ingenix, Inc.	i3 Innovus i3 Drug Safety i3 Magnifi i3 Research i3 Statprobe
Ingenix Public Sector Solutions, Inc.	DE	Ingenix, Inc.
Ingenix UK Holdings Limited	UK	United HealthCare Services, Inc.
Ingenix, Inc.	DE	UnitedHealth Group Incorporated	Reden & Anders Reden & Anders, Ltd. United Health Group Ingenix, Inc.
Ingram & Associates, LLC	TN	AIM Healthcare Services, Inc.	Ingram & Associates, LLC (Tennessee) Ingram & Associates, (Tennessee) LLC
Innovative Cost Solutions, LLC	IL	J.W. Hutton, Inc.
Innoviant Pharmacy, Inc.	PA	United HealthCare Services, Inc.	IPI Pharmaceuticals IPI PHARMACEUTICALS
Innoviant, Inc.	DE	United HealthCare Services, Inc.
Integris Inc.	DE	Ingenix, Inc.	Ingenix Bull Services Bull Services Inc. Bull Services, Inc. dba Integris Inc.
J.W. Hutton, Inc.	IA	Ingenix, Inc.
LighthouseMD, Inc.	RI	RSB Holdings, Inc.
LLC i3 Ukraine	Ukraine	Ingenix International (Netherlands) B.V.
MAMSI Insurance Resources, LLC	MD	OneNet PPO, LLC
MAMSI Life and Health Insurance Company	MD	Mid Atlantic Medical Services, LLC	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY	ACN Group, Inc.
MD-Individual Practice Association, Inc.	MD	Mid Atlantic Medical Services, LLC	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED M.D. IPA, The Quality Care Health Plan
Medical Network, Inc.	NJ	OptumHealth, Inc.	HealthAtoZ.com
Mid Atlantic Medical Services, LLC	DE	UnitedHealth Group Incorporated
Midwest Security Care, Inc.	WI	UnitedHealthcare, Inc.
Midwest Security Life Insurance Company	WI	UnitedHealthcare, Inc.
MLH Life Trust	MD	Mid Atlantic Medical Services, LLC
Mohave Valley Hospital, Inc.	AZ	Southwest Medical Associates, Inc.
National Benefit Resources, Inc.	MN	OptumHealth, Inc.	Managed Care Solutions NBR Insurance Services Stop Loss International Corporation
National Pacific Dental, Inc.	TX	PacificDental Benefits, Inc.
Neighborhood Health Partnership, Inc.	FL	UnitedHealthcare, Inc.	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN	AIM Healthcare Services, Inc.
Nevada Pacific Dental	NV	PacificDental Benefits, Inc.

Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
Northern Nevada Health Network, Inc.	NV	Sierra Health Services, Inc.
Occupational Services of Australia Pty. Ltd.	Australia	PPC Worldwide Unit Trust
OneNet PPO, LLC	MD	UnitedHealthcare Insurance Company
Optimum Choice, Inc.	MD	Mid Atlantic Medical Services, LLC	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
OptumHealth Bank, Inc.	UT	OptumHealth Financial Services, Inc.	Exante Bank
OptumHealth Behavioral Solutions, Inc.,	DE	OptumHealth Holdings, LLC
OptumHealth Care Solutions, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth Financial Services MergerCo, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth Financial Services, Inc.	DE	United HealthCare Services, Inc.
OptumHealth Holdings, LLC	DE	RIO Holdings, Inc.
OptumHealth International B.V.	Netherlands	United HealthCare Services, Inc.
OptumHealth Investment Advisers, Inc.	DE	OptumHealth Financial Services, Inc.
OptumHealth Specialty Benfits, Inc.	DE	OptumHealth Holdings, LLC
OptumHealth, Inc.	DE	United HealthCare Services, Inc.
Ovations, Inc.	DE	United HealthCare Services, Inc.
Oxford Benefit Management, Inc.	CT	Oxford Heath Plans LLC
Oxford Health Insurance, Inc.	NY	Oxford Health Plans (NY), Inc.
Oxford Health Plans (CT), Inc.	CT	Oxford Heath Plans LLC
Oxford Health Plans (NJ), Inc.	NJ	Oxford Heath Plans LLC
Oxford Health Plans (NY), Inc.	NY	Oxford Heath Plans LLC
Oxford Heath Plans LLC	DE	UnitedHealth Group Incorporated	The Oxford Agency
PacifiCare Behavioral Health of California, Inc.	DE	PacifiCare Behavioral Health, Inc.	Life Strategies of California
PacifiCare Behavioral Health, Inc.	DE	PacifiCare Health Systems, LLC.	Life Strategies PacifiCare Behavioral Health Administrators PBH
PacifiCare Dental of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.
PacifiCare Health Plan Administrators, Inc.	IN	PacifiCare Health Systems, LLC.	Dental Strategies PacifiCare Dental PacifiCare Dental & Vision PacifiCare Dental and Vision PacifiCare Dental and Vision Administrators PacifiCare Vision
PacifiCare Health Systems, LLC	DE	UnitedHealth Group Incorporated
PacifiCare International Limited	Ireland	PacifiCare Health Plan Administrators, Inc.
PacifiCare Life and Health Insurance Company	IN	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare Life Assurance Company	CO	PacifiCare Health Plan Administrators, Inc.	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of California	CA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	PacifiCare Health Plan Administrators, Inc.	Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Oklahoma, Inc.	OK	PacifiCare Health Plan Administrators, Inc.	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
PacifiCare of Oregon, Inc.	OR	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Texas, Inc.	TX	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacifiCare of Washington	WA	PacifiCare Health Plan Administrators, Inc.	PacifiCare Secure Horizons
PacificDental Benefits, Inc.	DE	OptumHealth, Inc.	PDS Acquisition Corporation
Passport Coast-to-Coast LLC	DE	United HealthCare Services, Inc.
Personal Performance Consultants India Private Limited	India	OptumHealth International B.V.
Personal Performance Consultants UK Limited	UK	PPC International, LLC
Physicians Heath Plan of Maryland, Inc.	MD	Mid Atlantic Medical Services, LLC
PPC (Shanghai) Management Consulting Co., Ltd	PRC	PPC International, LLC
PPC International II, LLC	MO	United Behavioral Health
PPC International, LLC	MO	United HealthCare Services, Inc.
PPC Worldwide Canada EAP Services Ltd.	Canada	PPC International, LLC	Internlock Employee and Family Assistance
PPC Worldwide Holdings Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Management Pty. Ltd.	UK	Personal Performance Consultants UK Limited
PPC Worldwide Pty. Ltd.	Australia	Personal Performance Consultants UK Limited
PPC Worldwide Unit Trust	Australia	Personal Performance Consultants UK Limited

Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
ppoOne, Inc.	DE	United HealthCare Services, Inc.
Prescription Solutions Holdings, LLC	DE	RIO Holdings, Inc.
Prescription Solutions, Inc.	DE	Prescription Solutions Holdings, LLC	RxSolutions Pharmacy Benefit Management
Prime Health, Inc.	NV	Sierra Health Services, Inc.	Med One Works
ProcessWorks, Inc.	WI	UnitedHealthcare, Inc.
PsychCME, Inc.	DE	Ingenix, Inc.
Receivable Process Management, Inc.	GA	Third Millennium Healthcare Systems, Inc.
Red Oak E-Commerce Solutions, Inc.	VA	Ingenix, Inc.
RIO Holdings, Inc.	DE	United HealthCare Services, Inc.
Romania i3 Research Ingenix S.R.L.	Romania	Ingenix International (Netherlands) B.V.
RSB Holdings, Inc.	DE	Ingenix, Inc.
Rx Solutions NY IPA, Inc.	NY	RxSolutions, Inc.
RxSolutions, Inc.	CA	PacifiCare Health Systems, LLC.	Prescription Solutions PRESCRIPTION SOLUTIONS
ScriptSwitch EBT Limited	UK	ScriptSwitch Limited
ScriptSwitch Holdings Limited	UK	Ingenix UK Holdings Limited
ScriptSwitch Limited	UK	ScriptSwitch Holdings Limited
Sheridan Re, Inc.	AZ	United HealthCare Services, Inc.
Sierra Health and Life Insurance Company, Inc.	CA	Sierra Health Services, Inc.
Sierra Health Services, Inc.	NV	UnitedHealthcare, Inc.
Sierra Health-Care Options, Inc.	NV	Sierra Health Services, Inc.
Sierra Home Medical Products, Inc.	NV	Sierra Health Services, Inc.	THC of Nevada THC of Nevada Pharmacy
Sierra Military Health Services, LLC	DE	Sierra Health Services, Inc.
Sierra Nevada Administrators, Inc.	NV	Sierra Health Services, Inc.
Southwest Medical Associates, Inc.	NV	Sierra Health Services, Inc.	Southwest Hospitalist Services Group
Southwest Michigan Health Network Inc.	MI	UnitedHealthcare, Inc.
Special Risk International, Inc.	MD	OptumHealth, Inc.
Spectera of New York, IPA, Inc.	NY	Spectera, Inc.
Spectera, Inc.	MD	OptumHealth, Inc.	CARE Programs, a division of Spectera, Inc. Spectera United Optical
The Lewin Group, Inc.	NC	Ingenix Public Sector Solutions, Inc.
Third Millennium Healthcare Systems, Inc.	DE	CareMedic Systems, Inc.
Three Rivers Holdings, Inc.	DE	AmeriChoice Corporation
U.S. Behavioral Health Plan, California	CA	United Behavioral Health	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE	UnitedHealth Group Incorporated
UHIC Holdings, Inc.	DE	United HealthCare Services, Inc.
UMR Care Management, LLLP	DE	United HealthCare Services, Inc.	UMR Care Management, LLP
UMR, Inc.	DE	United HealthCare Services, Inc.	Avidyn Health Fiserv Health Fiserv Heatlh - Wausau Benefits UMR UMR, Inc.
Unimerica Insurance Company	WI	OptumHealth, Inc.	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY	UnitedHealthcare Insurance Company
Union Health Solutions, Inc.	CA	PacifiCare Health Systems, LLC.
Unison Administrative Services, LLC	PA	Three Rivers Holdings, Inc.
Unison Family Health Plan of Pennsylvania, Inc.	PA	Unison Health Plan of Pennsylvania, Inc.	Unison Kids
Unison Health Holdings of Ohio, Inc.	DE	Three Rivers Holdings, Inc.
Unison Health Plan of Delaware, Inc.	DE	Three Rivers Holdings, Inc.
Unison Health Plan of New Jersey, Inc.	NJ	Three Rivers Holdings, Inc.	Unison Health Plan, Unison Kids, Unison
Unison Health Plan of Ohio, Inc.	OH	Unison Health Holdings of Ohio, Inc.	Unison, Unison Kids, Unison ABD Plus, Unison Health Plan & Unison Advantage
Unison Health Plan of Pennsylvania, Inc.	PA	Three Rivers Holdings, Inc.	Unison Health Plan & Unison Advantage
Unison Health Plan of South Carolina, Inc.	SC	Three Rivers Holdings, Inc.
Unison Health Plan of Tennessee, Inc.	TN	Three Rivers Holdings, Inc.	Unison, Unison Kids, Unison Health Plan & Unison Advantage
Unison Health Plan of the Capital Area, Inc.	DC	Three Rivers Holdings, Inc.
United Behavioral Health	CA	United HealthCare Services, Inc.	Optum Behavioral Solutions, Inc. Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY	United Behavioral Health
United Health Foundation	MN	UnitedHealth Group Incorporated	United Health Hospice Foundation
United Healthcare International Mauritius Limited	Mauritius	UnitedHealth Group international B.V.
United HealthCare of Louisiana, Inc.	LA	UnitedHealthcare, Inc.
United HealthCare of Mississippi, Inc.	MS	UnitedHealthcare, Inc.

Exhibit 21.1

Subsidiaries of the Company

Name of Entity	State of Jurisdiction or Domicile	Subsidiary of Entity	Doing Business As
United HealthCare Services, Inc.	MN	UnitedHealth Group Incorporated

AmeriChoice

Center for Health Care Policy and Evaluation

Charter HealthCare, Inc.

Employee Performance Design

Evercare

HealthCare Evaluation Services

Healthmarc

HealthPro

Health Professionals Review

Managed Care for the Aged

Optum

Personal Decision Services

SeniorCare Select & Design

UHC Management

UHC Management Company

UHC Management Company, Inc.

Unimerica Workplace Benefits

United HealthCare Corporation

United HealthCare Management Company, Inc.

United HealthCare Management Services

United HealthCare Services of Minnesota

United HealthCare Services of Minnesota, Inc.

United Resource Networks

United Resource Networks, Inc.

UnitedHealth Products

United Resource Networks IPA of New York, Inc.	NY	OptumHealth, Inc.
UnitedHealth Advisors, LLC	ME	United HealthCare Services, Inc.	DCG OnLine Insurance Agency, LLC
UnitedHealth Capital, LLC	DE	United HealthCare Services, Inc.
UnitedHealth Group Incorporated	MN	N/A	UnitedHealth Group
UnitedHealth Group Information Services Private Limited	India	UnitedHealth Group International B.V.
UnitedHealth Group International B.V.	Netherlands	UnitedHealth Group Incorporated
UnitedHealth International, Inc.	DE	UnitedHealth Group Incorporated